From: Wesley J. Paul (PLG-NY)
Sent: Tuesday, February 14, 2017 9:27 AM
To: RAR@witherspoonkelley.com
Subject: RE: BKKN: Allan Holms filing

Mr. Repp,

Please provide me with the documentation referenced in the footnote disclosures to your client, Allan Holms', Form 5 filing dated yesterday February 13, 2017. Based on information the Company has received so far relating to some of the information contained in this Form 5, the Company has significant concerns about the authenticity of the information presented.

In addition, Mr. Holms' filing of this Form 5 appears to violate a TRO issued by a Montana Court (MT First Judicial District, Cause No. DDV 2016-612). Attached is the TRO originally issued on July 22, 2016, extended on August 1, 2016 and further extended by the Court on August 9, 2016 (see Transcript, pg. 138).

In addition, this firm's continuing capacity as counsel to Bakken Resources, Inc. was confirmed by court order dated July 22, 2016 (See attached TRO issued from the Second Judicial District Court of the State of Nevada in and for the County of Washoe, Consolidated Case No.: CV14-00544 (Dept. No.: B7)).

In light of the foregoing, we request that your client withdraw the Form 5 no later than the close of business (5pm ET) on Thursday, February 16, 2017. We will evaluate all documentation you provide pursuant to our request to receive documentation in support of the footnote disclosures above.

Regards,

- Wes Paul

____

Wesley J. Paul, Esq.
Paul Law Group, LLP
902 Broadway, 6th Floor
New York, NY 10010
Tel: (646) 202-2532 (direct)
eFax: (646) 514-6829

From: Wesley J. Paul (PLG-NY)
Sent: Monday, February 13, 2017 7:40 PM
To: RAR@witherspoonkelley.com
Subject: BKKN: Allan Holms filing

Mr. Reep,

I am corporate and securities counsel for Bakken Resources, Inc. I have been advised of your client's Form 5 filing with the SEC. I am an concerned about numerous statements made in your Form 5 which we believe to be erroneous. Please contact me tomorrow to discuss. Thank you.

- Wes Paul

Wesley J. Paul, Esq.
Paul Law Group, LLP
41 Madison Avenue, 25th Floor
New York, NY 10010
Tel: (646) 202-2532 (direct)
eFax: (646) 514-6829

NANCY SWEENEY
CLERK DISTRICT COURT

2016 JUN 22 AM 10 25

FILED
BY [signature]
DEPUTY

MONTANA FIRST JUDICIAL DISTRICT COURT, LEWIS & CLARK COUNTY

BAKKEN RESOURCES, INC., Plaintiff, v. VAL M. HOLMS, ALLAN G. HOLMS, TODD JENSEN and ALLEN COLLINS, Defendants.	Cause No. CDV-2016-612 **ORDER GRANTING TEMPORARY RESTRAINING ORDER AND ORDER TO SHOW CAUSE**

The Court, having reviewed Bakken Resources, Inc.'s *Motion for Temporary Restraining Order and Brief in* Support, and good cause showing,

HEREBY ORDERS that Defendant Val M. Holms ("Holms") or his agents from any of the following actions:

a) providing a proxy to any person or entity to vote his shares of Common Stock in BRI;

b) voting his shares in any manner that seeks to replace any member of the Board;

c) voting his shares in any manner that seeks to replace the Corporate Officer, including the current CFO Dan Anderson and current Corporate Secretary Karen Midtlyng; and

d) any other actions of any kind that could have a material detrimental impact on BRI's business/operations.

5

IT IS HEREBY FUTHER ORDERED THAT pursuant to Montana Rule of Civil Procedure 65 and Montana Code Annotated §§ 27-19-101 through 27-19-319 that Defendants Allan G. Holms, Todd Jensen and Allen Collins or their agents from any of the following actions:

a) taking any actions on behalf of BRI including attempts to replace BRI's Board, Corporate Officer or BRI's attorneys;

b) taking any action purportedly on behalf of BRI to access BRI's bank accounts including those accounts with Wells Fargo;

c) representing to any person or entity that they are Directors of BRI with authority to conduct business or take actions on behalf of BRI;

d) attempting to act on behalf of BRI in any manner whatsoever;

e) taking any actions that could affect the business/operations of BRI in any respect; and

f) exercising any of the proxies included in Exhibit A to the Complaint.

IT IS FURTHER ORDERED that Defendants Val M. Holms, Todd Jensen and Allen Collins shall show cause why the temporary restraining order should not be made permanent pending further proceedings herein. The Court has set this Order to Show Cause to be heard in open court on the 1 day of Aug, 2016, at 9:30 o'clock a.m./p.m.

This Order to Show Cause shall be served forthwith on Defendant Val M. Holms.

DATED this 22 day of July, 2016.

Kathy Seeley

DISTRICT COURT JUDGE

1630584/5364.001

NANCY SWEENEY
CLERK DISTRICT COURT

2016 AUG -1 PM 3:55

FILED
BY NANCY SWEENEY
DEPUTY

MONTANA FIRST JUDICIAL DISTRICT COURT, LEWIS AND CLARK COUNTY

BAKKEN RESOURCES, INC., Plaintiff, v. VAL M. HOLMS, ALLAN G. HOLMS, TODD JENSEN and ALLEN COLLINS, Defendants.	Case No. CDV 2016-612 **ORDER EXTENDING TRO**

Plaintiffs initially filed a *Motion for Temporary Restraining Order and Brief in Support* ("*Motion*") on July 21, 2016. This Court, finding good cause for Plaintiff's *Motion*, issued its *Order Granting Temporary Restraining Order and Order to Show Cause* ("*Order*") dated July 22, 2016. Pursuant to the *Order,* the Court granted the Temporary Restraining Order ("TRO") and further ordered Defendants show cause why the TRO should not be made permanent pending further proceedings. After the *Order* was entered, Defendants moved to substitute the undersigned as judge, thereby divesting the undersigned of the ability to hold a hearing on the TRO and request for injunction prior to the expiration of the TRO. Extending the TRO shall permit the incoming judge to appropriately schedule, and hold a hearing on, the TRO and request for preliminary injunction, thereby preserving the status quo and protecting the rights of all parties. In light of the foregoing, this Court:

HEREBY ORDERS the TRO granted by the *Order* dated July 22, 2016 is extended for an additional ten (10) days. Thus, the TRO shall remain in effect until August 11, 2016 or until the TRO is resolved at a show cause hearing held by the incoming judge, whichever occurs first.

DATED this 1 day of Aug, 2016.

KATHY SEELEY
DISTRICT COURT JUDGE

cc: Oliver H. Goe and Evan M.T. Thompson
John C. Doubek, III.

MONTANA FIRST JUDICIAL DISTRICT

COUNTY OF LEWIS AND CLARK

* * * * * * * * * *

BAKKEN RESOURCES, INC.,)
)
)
PLAINTIFF,)
)
VS.) CAUSE NO. DDV 2016-612
)
VAL M. HOLMS, et al.,)
)
DEFENDANTS.)
_________________________)

Note from Issuer - This August 9, 2016 hearing transcript was sent to Allan Holms' counsel, Mr. Repp, as an attachment in full (140 pages), but it is excerpted in this Exhibit 99.3 only in relevant part for the sake of efficiency.

TRANSCRIPT OF PROCEEDINGS

Before the Honorable James Reynolds, Judge Presiding

Date and time: Tuesday, August 9, 2016
2:00 p.m.

Place: Lewis & Clark County Courthouse
228 Broadway
Helena, MT 59601

YVETTE M. HEINZE, CSR, RPR
Official Reporter, First Judicial District
228 Broadway, Second Floor
Helena, MT 59601
(406) 447-8238

APPEARANCES

For the Plaintiff:

OLIVER H. GOE
BROWNING, KALECZYC, BERRY, & HOVEN, P.C.
800 N. Last Chance Gulch, #101
Helena, MT 59601

For the Defendant:

JOHN C. DOUBEK
DOUBEK, PYFER & FOX, LLP
307 N. Jackson Street
Helena, MT 59602

Also present:

WESLEY PAUL
ALLAN HOLMS

THE COURT: All right. We'll do that. We'll leave everything in place until we get the briefs in. If you decide we need to have a further hearing, advise the Court of that with your filings.

MR. GOE: Thank you.

MR. DOUBEK: Thank you, Judge.

MR. GOE: I do have one question, and I even hate to raise it at this point. The hearing we were having today is a preliminary injunction relating to BRI's request for a preliminary injunction. The filings from Mr. Doubek relate to individual defendants in this action requesting a TRO and a preliminary injunction against certain officers of BRI and outside counsel, who I do not represent. The only entity I -- the only folks I represent are BRI.

So when I'm filing briefs in this matter, it's not going to be on behalf of Mr. Anderson or Ms. Midtlyng or Wes Paul. It's going to be solely related to the only issue that I believe is appropriately before the Court, which is the preliminary injunction. They would have certain --

MR. DOUBEK: I agree.

MR. GOE: They would have certain rights and remedies, et cetera, aside from these particular proceedings.

FILED
Electronically
CV14-00544
2016-07-22 04:34:07 PM
Jacqueline Bryant
Clerk of the Court
Transaction # 5623708

PAUL J. ANDERSON, ESQ.
Nevada Bar No. 709
PROCTER J. HUG, IV, ESQ.
Nevada Bar No. 12403
MAUPIN, COX & LeGOY
4785 Caughlin Parkway
Reno, Nevada 89519
Telephone: (775) 827-2000
Facsimile: (775) 827-2185
Attorneys for Defendants

IN THE SECOND JUDICIAL DISTRICT COURT OF THE STATE OF NEVADA

IN AND FOR THE COUNTY OF WASHOE

MANUEL GRAIWER and T.J. JESKY derivatively on behalf of BAKKEN RESOURCES, INC., a Nevada Corporation,

Plaintiffs,

vs.

VAL HOLMS, an individual, HERMAN LANDEIS, an individual, KAREN MIDTLYING, an individual, DAVID DEFFINBAUGH, an individual, BILL BABER, an individual, W. EDWARD NICHOLS, an individual, WESLEY PAUL, an individual, and DOES 1-100,

Defendants,

BAKKEN RESOURCES, INC., a Nevada Corporation,

Nominal Defendant.

Consolidated
Case No.: CV14-00544

Dept. No.: B7

TEMPORARY RESTRAINING ORDER

VAL HOLMS, an individual,

Plaintiff,

vs.

Case No.: CV16-01086

Dept. No.: B7

BAKKEN RESOURCES, INC., a Nevada corporation, DAN ANDERSON, an individual, KAREN MIDTLYNG, an individual; HERMAN R. LANDEIS, an individual, BILL M. BABER, an individual, SOLANGE CHARAS, an individual, DOUGLAS L. WILLIAMS

Defendants.

This matter came before the Court on Defendants', BAKKEN RESOURCES, INC., a Nevada Corporation, ("BRI" or "the Company"), DAN ANDERSON, an individual, KAREN MIDTLYNG, an individual, HERMAN R. LANDEIS, an individual, BILL M. BABER, an individual, SOLANGE CHARAS, an individual, DOUGLAS L. WILLIAMS, an individual (the "Director Defendants"), collectively referred to as "Defendants," Ex Parte Motion for Temporary Restraining Order.

The Court having reviewed the Motion together with the Memorandum of Points and Authorities and numerous Exhibits attached thereto, having conducted a hearing on July 22, 2016, with counsel for BRI, Matthew C. Addison, Esq,. and Paul J. Anderson, Esq., as well as Douglas Brown, Esq., on behalf of Val Holms, and John Aberasturi, Esq., on behalf of Manuel Graiwer, and being fully informed and advised in the premise, hereby grants Defendants' Motion in all respects and enters the following Temporary Restraining Order against the Plaintiffs in these consolidated actions, Val Holms, an individual, and Manuel Graiwer, to preserve the status quo and to prevent immediate and irreparable harm to BRI and the Director Defendants in the interim.

The Court specifically finds that Defendants have satisfied the requirements of Rule 65 of the Nevada Rules of Civil Procedure as it appears (1) that immediate and irreparable injury, loss and damage will occur to Defendants before Plaintiffs can appear; and (2) counsel for

MAUPIN, COX & LEGOY
ATTORNEYS AT LAW
P.O. BOX 30000
RENO, NEVADA 89520
(775) 827-2000

Defendants have made an appropriate certification to this Court as to efforts which have been made to notify the Plaintiffs in these consolidated actions of the Motion and the hearing before this Court.

The Court finds that the Defendants have a reasonable probability of success on their arguments that the voting proxies executed by Val Holms on July 7, 2016 purporting to transfer to Allan Holms twenty-six million two hundred thirty-five thousand (26,235,000) shares of Common Stock in BRI, and by Manual Graiwer on June 29, 2016, purporting to transfer his shares to Allan Holms are invalid based on SEC regulations pertaining to proxy solicitations. *17 C.F.R. 240.14a-2, et.seq.*

The Court further finds that Defendants have a reasonable probability of success on their arguments that Eagle Private Equity has properly exercised its rights to convert its loans in the Company to Series A Preferred Stock under the agreement it has with BRI and in so doing has obtained six hundred thousand (600,000) shares of Series A Preferred Stock granting to Eagle Private Equity sixty million (60,000,000) shares of Common Stock in BRI. The 60,000,000 shares held by Eagle Private Equity are the majority of voting shares of all BRI stock. Consequently, the Court also finds Defendants have a reasonable probability of success on their argument that even if the subject voting proxies are valid Eagle Private Equity holds a majority of the voting shares in the Company and thus renders the subject takeover attempt ineffectual.

Counsel for BRI, as well as counsel for the Directors and Wesley Paul, Esq., and corporate counsel to BRI, which constitute all defense counsel in the consolidated action, are authorized to take any and all actions necessary in the State of Nevada, particularly before this Court, to contest any takeover attempts against BRI which is presently before, and subject to, the jurisdiction of this Court.

MAUPIN, COX & LEGOY
ATTORNEYS AT LAW
P.O. BOX 30000
RENO, NEVADA 89520
(775) 827-2000

In light of Court's conclusions set forth above, ~~regarding~~ the Defendants' have a reasonable probability of success on the merits of their arguments in this matter, the Court hereby also finds BRI, as ~~presently~~ constituted prior to the attempted takeover, has every right to access and utilize its accounts at Wells Fargo and/or any other banking institution within the jurisdiction of this Court in order to continue to efficiently conduct the affairs of the Company and timely satisfy any and all of its obligations which may become due during the pendency of all judicial proceedings regarding the validity of the subject "takeover" attempt. Thus, any person or entity which may seek to inhibit or otherwise restrict BRI's right to such access and use is hereby enjoined from doing so, and Wells Fargo is hereby entitled to allow BRI such access and use until and unless a court with appropriate jurisdiction formally rules otherwise.

Pursuant to NRCP 65(c) the Court finds that no harm shall occur to the Plaintiffs in this matter in the event the issuance of this Order is ultimately found to be wrongful. Accordingly, Defendants shall not be required to post a bond.

This Temporary Restraining Order shall expire on Sept. 21st, 2016, at 5:00 p.m., unless within such time the Order, for good cause, is extended by this Court.

A Preliminary Injunction Hearing is set on September 21st, 2016 at 1:30 ~~a.m.~~/p.m. Counsel for BRI shall file a Motion for Preliminary Injunction no later than August 2, 2016, Counsel for Holms and Graiwer shall file their Oppositions no later than August 19, 2016, and a Reply shall be due on August 31, 2016.

Dated this 27 day of July, 2016.

Patrick Flanagan
JUDGE PATRICK FLANAGAN
DISTRICT COURT JUDGE

MAUPIN, COX & LEGOY
ATTORNEYS AT LAW
P.O. BOX 30000
RENO, NEVADA 89520
(775) 827-2000

RESPECTFULLY SUBMITTED BY:

Paul J. Anderson, Esq., NSB #709
4785 Caughlin Parkway
Reno, Nevada 89519
Tel.: (775) 827-2000
Fax: (775) 827-2185
Attorneys for Defendant